                                  PROSPECTUS


     --------------------------------------------------------------------
                                 SMITH BARNEY
                                     MONEY
                                  FUNDS, INC.
     --------------------------------------------------------------------

      Cash Portfolio
      Class A Shares
      April 30, 2002

      The fund is a separate series of Smith Barney Money Funds, Inc., a Maryland corporation.

      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is acccurate or complete.
      Any statement to the contrary is a crime.

                             [LOGO]   Smith Barney
                                      Mutual Funds

                Your Serious Money. Professionally Managed./SM/

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INVESTMENT PRODUCTS: NOT  FDIC  INSURED . NO  BANK  GUARANTEE . MAY  LOSE  VALUE
     --------------------------------------------------------------------

Smith Barney Money Funds, Inc.

 Contents

Investments, risks and performance ..........................................  2

Management ..................................................................  6

Class A shares ..............................................................  7

Deferred sales charges ......................................................  9

Buying shares ............................................................... 10

Exchanging shares ........................................................... 11

Redeeming shares ............................................................ 12

Other things to know about share transactions................................ 15

Dividends, distributions and taxes .......................................... 17

Share price ................................................................. 18

Financial highlights ........................................................ 19

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.


                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objectives
The fund seeks maximum current income and preservation of capital.

Principal investment strategies
Key investments

Cash Portfolio The fund invests in high quality, U.S. dollar denominated short term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. The fund will invest at least 25% of its assets in obligations of domestic and foreign banks. Either the principal amount of each obligation must be fully insured by the FDIC or the issuing bank must have more than $100 million of working capital or more than $1 billion of total assets.

Cash Portfolio may invest in all types of money market securities including commercial paper, certificates of deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements and other short term debt securities. These securities may pay interest at fixed, floating or adjustable rates. The fund limits foreign investments to issuers located in major industrialized countries.

Minimum credit quality Cash Portfolio invests in commercial paper and other short-term obligations rated by a nationally recognized rating organization in the highest short term rating category, or if unrated, of equivalent quality, and in other corporate obligations and municipal obligations rated in the two highest rating categories, or if unrated, of equivalent quality.

Maximum maturity The fund invests exclusively in securities having remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Selection process In selecting investments for the fund, the manager looks for:

[_]The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
[_]Issuers offering minimal credit risk
[_]Maturities consistent with the manager's outlook for interest rates

All investments involve some degree of risk. However, the fund is a "money market fund" and, as such, seeks income by investing in short-term debt


Smith Barney Money Funds, Inc.

securities that meet strict standards established by the Board of Directors based on special rules for money market funds adopted under federal law.

Principal risks of investing in the fund
Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short term debt instruments or money market funds if:

[_]Interest rates rise sharply
[_]An issuer or guarantor of the fund's securities defaults, or has its credit rating downgraded
[_]The manager's judgment about the value or credit quality of a particular security proves to be incorrect

Cash Portfolio invests at least 25% of its assets in obligations of domestic and foreign banks and, as a result, is more susceptible to events affecting the banking industry. The value of the fund's foreign securities may go down because of unfavorable government actions or political instability.

Who may want to invest
The fund may be an appropriate investment if you:

[_]Are seeking current income
[_]Are looking for an investment with lower risk than most other types of funds
[_]Are looking to allocate a portion of your assets to money market securities


                                                      Smith Barney Mutual Funds

Risk return bar chart
The bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future.
The bar chart shows the performance of the Cash Portfolio's Class A shares for each of the past 10 calendar years.

                        Total Return for Class A Shares

                                Cash Portfolio

                                    [CHART]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  ----
3.31%  2.63%  3.73%  5.53%  4.98%  5.12%  5.07%  4.73%  5.98%  3.78%

                        Calendar years ended December 31
Quarterly returns:
Highest: 1.55% in 3rd quarter 2000; Lowest: 0.51% in 4th quarter 2001

Risk return table
The table indicates the risks of investing in the fund by comparing the average annual total return of Class A shares of the fund for the periods shown with that of the 90 day Treasury bill. This table assumes redemption of shares at the end of the period and reinvestment of distributions and dividends.

                         Average Annual Total Returns
                    Calendar years ended December 31, 2001

Fund          1 year 5 years 10 years Since Inception Inception Date
Cash Portfolio
Class A        3.78%  4.93%    4.48%        N/A           5/28/74
90 day T-bill  3.43%  4.84%    4.58%        N/A          12/31/91

7 day yield as of December 31, 2001:
Class A: 1.53%


Smith Barney Money Funds, Inc.

Fee table
This table sets forth the fees and expenses you will pay if you invest in the fund's shares.

                               Shareholder fees

                                                                   Cash Portfolio
(fees paid directly from your investment)                             Class A
Maximum sales charge (load) imposed on purchases
(as a % of offering price)                                              None
Maximum deferred sales charge (load)
(as a % of the lower of net asset value at purchase or redemption)      None(1)

                        Annual fund operating expenses

                                                     Cash Portfolio
             (expenses deducted from fund assets)       Class A
             Management fee                               0.38%
             Distribution and/or service (12b-1) fee      0.10
             Other expenses                               0.11
                                                          ----
             Total annual fund operating expenses(2)      0.59%

(1)Class A shares exchanged from another Smith Barney fund subject to a deferred sales charge remain subject to the original fund's deferred sales charge while held in the fund.
(2)The manager has voluntarily agreed to limit total annual fund operating expenses to 0.70% of the fund's average daily net assets. The manager may change or eliminate these expense limits at any time on fourteen days prior notice to shareholders. In addition, the manager may from time to time agree to waive part or all of its management fee and reimburse a fund for other expenses above a specified limit.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_]You invest $10,000 in the fund for the period shown
[_]Your investment has a 5% return each year
[_]You reinvest all distributions and dividends without a sales charge
[_]Redemption of all your shares at the end of the period
[_]The fund's operating expenses remain the same

                      Number of years you own your shares

                                1 year 3 years 5 years 10 years
                 Cash Portfolio
                   Class A       $60    $189    $329     $738


                                                      Smith Barney Mutual Funds

  Management

Manager The fund's investment manager is Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 333 West 34th Street, New York, New York 10001. The manager selects the fund's investments and oversees their operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Management fee For its services, the manager received a fee during the fund's last fiscal year equal to the amount shown below:

                                             Management fee as a percentage of
Fund                                        the fund's average daily net assets
Cash Portfolio                                             0.38%

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A shares. Under the plan, the fund pays service fees.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

Transfer agent and shareholder servicing agent Travelers Bank & Trust, fsb (formerly known as Citi Fiduciary Trust Company) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder Services, respectively to serve as the fund's sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents will perform certain shareholder recordkeeping and accounting services.


Smith Barney Money Funds, Inc.

  Class A shares

The fund offers only one class of shares (Class A shares) for initial purchases.

You may buy shares from:

[_] A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
[_] The fund, but only if you are investing through certain qualified plans or certain Service Agents

You should contact your Service Agent for further information.

Investment minimums--Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                         Initial   Additional
                                                                Class A
General                                                  $1,000       $50
IRAs, Self Employed Retirement Plans, Uniform Gift
to Minor Accounts                                         $250        $50
Qualified Retirement Plans*                               $25         $25
Primerica Shareholder Services offers Monthly
Systematic Investment Plans                               $25         $25

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.


                                                      Smith Barney Mutual Funds

                                                                 Class A
                                                              Cash Portfolio
Initial sales charge/(1)/                                     None
-------------------------------------------------------------------------------
Deferred sales charge/(2)/                                    None
-------------------------------------------------------------------------------
Annual service fees                                           0.10% of
                                                              average daily
                                                              net assets
-------------------------------------------------------------------------------
Exchange privilege/(3)/                                       Class A shares of
                                                              most Smith
                                                              Barney funds
-------------------------------------------------------------------------------

/(1)/ Initial sales charges may apply if you exchange shares of the fund for shares of another Smith Barney fund.
/(2)/ Shares exchanged from another Smith Barney fund subject to a deferred sales charge remain subject to the original fund's deferred sales charge while held in the fund.
/(3)/ Ask your Service Agent for the Smith Barney funds available for exchange.


Smith Barney Money Funds, Inc.

  Deferred sales charges

If Class A shares of the Cash Portfolio are acquired by exchange from another Smith Barney fund subject to a deferred sales charge the original deferred sales charge will apply to these shares. If you redeem any of these shares within 12 months of the date you purchased shares of the original fund, the fund's shares may be subject to a deferred sales charge of 1.00%.

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[_]Shares exchanged for shares of another Smith Barney fund
[_]Shares that represent reinvested distributions and dividends
[_]Shares that are no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge will generally be waived:

[_]On certain distributions from a retirement plan
[_]For involuntary redemptions of small account balances
[_]For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


                                                      Smith Barney Mutual Funds

  Buying shares

  Through a Service You should contact your Service Agent to open a bro-
              Agent kerage account and make arrangements to buy shares.

                    If you do not provide the following information, your order will be rejected:

                    [_]Class of shares being bought
                    [_]Dollar amount or number of shares being bought

                    Your Service Agent may charge an annual account
                    maintenance fee.
  ----------------------------------------------------------------------------
   Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to
                    buy shares directly from the fund.

                    [_]Write the fund at the following address:
                       Smith Barney Money Funds, Inc.
                       Cash Portfolio, Class A shares
                       c/o PFPC Global Fund Services
                       P.O. Box 9699
                       Providence, RI 02940-9699

                    [_]Enclose a check to pay for the shares. For initial
                       purchases, complete and send an account applica-tion
                    [_]For more information please call Smith Barney
                       Shareholder Services at 1-800-451-2010

  ----------------------------------------------------------------------------
          Through a You may authorize your Service Agent or the applicable systematic sub-transfer agent to transfer funds automatically from investment plan (i) a regular bank account, (ii) cash held in a broker-
                    age account opened with a Service Agent or (iii) cer-
                    tain money market funds, in order to buy shares on a
                    regular basis.

                    [_]Amounts transferred should be at least: $25 monthly
                       or $50 quarterly
                    [_]If you do not have sufficient funds in your account
                       on a transfer date, your Service Agent or the appli-cable sub-transfer agent may charge you a fee

               For more information, contact your Service Agent or the transfer agent or consult the SAI.


Smith Barney Money Funds, Inc.

  Exchanging shares

 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the fund you are exchanging into. An help meet the exchange is a taxable transaction.
    varying needs of
      both large and [_]You may exchange shares only for shares of the
     small investors    same class of another Smith Barney fund. Not all
                        Smith Barney funds offer all classes
                     [_]Not all Smith Barney funds may be offered in your
                        state of residence. Contact your Service Agent or the
                        transfer agent for further information
                     [_]Exchanges of Class A shares are subject to minimum
                        investment requirements and all shares are subject
                        to the other requirements of the fund into which
                        exchanges are made
                     [_]If you hold share certificates, the applicable sub-
                        transfer agent must receive the certificates endorsed
                        for transfer or with signed stock powers (documents
                        transferring ownership of certificates) before the
                        exchange is effective
                     [_]The fund may suspend or terminate your exchange
                        privilege if you engage in an excessive pattern of
                        exchanges
--------------------------------------------------------------------------------
       Sales charges Your shares may be subject to an initial sales charge at the time of the exchange.

                     Your deferred sales charge (if any) will continue to be measured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.


                                                      Smith Barney Mutual Funds

--------------------------------------------------------------------------------
     By telephone     If you do not have a brokerage account with a Service
                      Agent, you may be eligible to exchange shares through
                      the fund. You must complete an authorization form to
                      authorize telephone transfers. If eligible, you may
                      make telephone exchanges on any day the New York
                      Stock Exchange ("NYSE") is open. For clients of a PFS
                      Investments Registered Representative, call Primerica
                      Shareholder Services at 1-800-544-5445 between 8:00
                      a.m. and 8:00 p.m. (Eastern time). All other share-
                      holders should call the transfer agent at 1-800-451-2010
                      between 9:00 a.m. and 4:00 p.m. (Eastern time). Re-
                      quests received after 12:00 p.m., Eastern time, are
                      priced at the net asset value next determined.

                      You can make telephone exchanges only between ac-
                      counts that have identical registrations.
--------------------------------------------------------------------------------

         By mail If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address below or on the following page.

  Redeeming shares


       Generally      Contact your Service Agent to redeem shares of the
                      fund.

                      If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the re-demption is effective.

                      If the shares are held by a fiduciary or corporation, other documents may be required.

                      Your redemption proceeds generally will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                      If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-


Smith Barney Money Funds, Inc.

             struction. In other cases, unless you direct otherwise,
             your redemption proceeds will be paid by check mailed
             to your address of record.
----------------------------------------------------------------------
     By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

             For clients of a PFS Investments Registered Representa-tive, write Primerica Shareholder Services at the follow-ing address:
                Primerica Shareholder Services
                P.O. Box 9662
                Providence, RI 02940-9662

             For all other investors, send your request to PFPC
             Global Fund Services at the following address:
                Smith Barney Money Funds, Inc.
                (Specify Portfolio and Class of Shares)
                c/o PFPC Global Fund Services
                P.O. Box 9699
                Providence, RI 02940-9699

             Your written request must provide the following:

             [_]The name of the fund and account number
             [_]The class of shares and the dollar amount or num-
                ber of shares to be redeemed
             [_]Signatures of each owner exactly as the account is
                registered
----------------------------------------------------------------------
By telephone If you do not have a brokerage account with a Service
             Agent, you may be eligible to redeem shares (except
             those held in retirement plans) in amounts up to
             $50,000 per day through the fund. You must complete
             an authorization form to authorize telephone re-
             demptions. If eligible, you may request redemptions by
             telephone on any day the NYSE is open. For clients of a
             PFS Investments Registered Representative, call
             Primerica Shareholder Services at 1-800-544-5445 be-
             tween 8:00 a.m. and 8:00 p.m. (Eastern time). All other
             shareholders should call the transfer agent at 1-800-
             451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern
             time). Requests received after 12:00 p.m., Eastern time
             are priced at the net asset value next determined.



                                                      Smith Barney Mutual Funds

                 Your redemption proceeds can be sent by check to
                 your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your
                 authorization form. You must submit a new
                 authorization form to change the bank account
                 designated to receive wire or electronic transfers and
                 you may be asked to provide certain other documents.
                 A sub-transfer agent may charge a fee on a wire or on
                 an electronic transfer (ACH).
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1% per month of the
                 value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 [_]Your shares must not be represented by certificates
                 [_]All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.


Smith Barney Money Funds, Inc.

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[_]Name of the fund
[_]Account number
[_]Class of shares being bought, exchanged or redeemed
[_]Dollar amount or number of shares being bought, exchanged or redeemed
[_]Signature of each owner exactly as the account is registered

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]Are redeeming over $50,000
[_]Are sending signed share certificates or stock powers to the applicable sub-transfer agent
[_]Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
[_]Changed your account registration
[_]Want the check paid to someone other than the account owner(s)
[_]Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_]Suspend the offering of shares
[_]Waive or change minimum and additional investment amounts


                                                      Smith Barney Mutual Funds

[_]Reject any purchase or exchange order
[_]Change, revoke or suspend the exchange privilege
[_]Suspend telephone transactions
[_]Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[_]Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent, the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the applicable sub-transfer agent. If you hold share certificates, it will take longer to exchange or redeem shares.

Record ownership If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes case by other shareholders for whom your Service Agent acts.


Smith Barney Money Funds, Inc.

  Dividends, distributions and taxes

Dividends The fund declares a dividend of substantially all of its net investment income on each day the New York Stock Exchange is open. Income dividends are paid monthly. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Dividends and capital gain distributions are reinvested in additional fund shares of the same class that you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

    Transaction                           Federal tax status
    Redemption or exchange of shares      Usually no gain or loss; loss may
                                          result to extent of any deferred
                                          sales charge
    Long-term capital gain distributions  Long-term capital gain
    Short-term capital gain distributions Ordinary income
    Dividends                             Ordinary income

The fund anticipates that it will normally not earn or distribute any long-term capital gains.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


                                                      Smith Barney Mutual Funds

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value at noon, Eastern time, every day the New York Stock Exchange is open. The New York Stock Exchange is closed on certain holidays listed in the SAI.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

                                                 Purchase is effective
Form of purchase payment                          and Dividends begin
..Payment in federal funds              If received before      At noon, Eastern
..Having a sufficient cash balance in   noon, Eastern time:     time, on that day
 your account with a Service Agent
                                       If received after noon: At noon the next
                                                               business day
--------------------------------------------------------------------------------
..Other forms of payment, with con-     At noon on the next business day
 version into, or advance of, federal
 funds by a Service Agent
..Other forms of payment received by
 the transfer agent
---------------------------------------------------------------------------------

Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent of the fund before the applicable sub-transfer agents' close of business.


Smith Barney Money Funds, Inc.

  Financial highlights

The financial highlights tables are intended to help you understand the performance of the fund's Class A shares for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on the fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is incorporated by reference and is available upon request.

Cash Portfolio

  For a Class A share of capital stock outstanding throughout each year ended December 31:

                                       2001    2000    1999    1998    1997
   --------------------------------------------------------------------------
   Net asset value, beginning of year  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
   --------------------------------------------------------------------------
   Income from operations:
    Net investment income               0.037   0.058   0.046   0.050   0.050
   --------------------------------------------------------------------------
   Total income from operations         0.037   0.058   0.046   0.050   0.050
   --------------------------------------------------------------------------
   Less distributions from:
    Net investment income             (0.037) (0.058) (0.046) (0.050) (0.050)
   --------------------------------------------------------------------------
   Total distributions                (0.037) (0.058) (0.046) (0.050) (0.050)
   --------------------------------------------------------------------------
   Net asset value, end of year        $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
   --------------------------------------------------------------------------
   Total return                         3.78%   5.98%   4.73%   5.07%   5.12%
   --------------------------------------------------------------------------
   Net assets, end of year (billions)     $32     $55     $45     $40     $31
   --------------------------------------------------------------------------
   Ratios to average net assets:
    Expenses/(1)/                       0.59%   0.57%   0.62%   0.63%   0.64%
    Net investment income                3.93    5.84    4.63    4.95    5.01
   --------------------------------------------------------------------------

/(1)/ As a result of a voluntary expense limitation, expense ratios will not exceed 0.70%



                                                      Smith Barney Mutual Funds

[LOGO]  Smith Barney
        Mutual Funds
        Your Serious Money. Professionally Managed./SM/

Cash Portfolio

An investment portfolio of Smith Barney Money Funds, Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Travelers Bank and Trust, fsb at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, Primerica Shareholder Services at 1-800-544-5445) or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.



Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

/SM/Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act file no. 811-02490)



SB-IE(A) 4/02


16486

                                April 30, 2002

                      STATEMENT OF ADDITIONAL INFORMATION

                        SMITH BARNEY MONEY FUNDS, INC.
                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010
                                Class A Shares
                                Class L Shares
                                Class Y Shares
                                Class Z Shares

   Smith Barney Money Funds, Inc. (the "Company") is a money market fund that invests in high quality money market instruments. The Company seeks to provide:

                                 Daily Income
                                  Convenience
                                Daily Liquidity
                         Stability of Net Asset Value

   Shares of the Company are currently offered in three Portfolios (each, a "fund"):

                                Cash Portfolio
                             Government Portfolio
                             Retirement Portfolio

   This Statement of Additional information is not a Prospectus. It is intended to provide more detailed information about the Company as well as matters already discussed in the April 30, 2002 Prospectus applicable to your class of shares and therefore should be read in conjunction with such Prospectus. The Prospectus may be obtained from your Salomon Smith Barney Financial Consultant, a PFS Investments Inc. Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent") or by writing or calling the Company at the address or phone number set forth above.

                                  CONTENTS
              Directors and Executive Officers................   2
              Investment Objectives and Management Policies...   6
              Risk Factors....................................   9
              Investment Restrictions and Fundamental Policies  10
              Computation of Yield............................  11
              Valuation of Shares and Amortized Cost Valuation  12
              IRA and Other Prototype Retirement Plans........  12
              Purchase of Shares..............................  13
              Redemption of Shares............................  15
              PFS Accounts....................................  18
              Exchange Privilege..............................  19
              Taxes...........................................  19
              Investment Management and Other Services........  20
              Additional Information about the Funds..........  23
              Voting Rights...................................  23
              Other Information...............................  26
              Financial Statements............................  27
              Appendix A--Securities Ratings.................. A-1

   In all cases, there can be no assurance that a fund will achieve its investment objective.

   Shares of the funds are not insured or guaranteed by the U.S. Government. There is no assurance that each fund will be able to maintain a stable net asset value of $1.00 per share.

                            MANAGEMENT OF THE FUND

Directors and Executive Officers

   The Directors and Officers of the Company, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Directors oversee, and other directorships held are set forth below. The address of each Director and Officer is 125 Broad Street, New York, New York 10004, unless noted otherwise. Each Director is elected and holds office until a successor is appointed. "Fund Complex" consists of the Company and any other investment companies associated with Citigroup.

   An asterisk in the table below identifies those Directors and Officers who are "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Director and Officer of the Company noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below, and is referred to as an "Interested Director." All other Directors are not deemed to be "interested persons" of the Company, as defined in the 1940 Act, and are referred to as "Independent Directors."

                                       Term of                                  Number of
                                       Office+                                 Portfolios
                                         and                                     in Fund
                           Position(s) Length                                    Complex
                            Held with  of Time     Principal Occupation(s)      Overseen   Other Directorships
Name, Address, and Age        Fund     Served        During Past 5 Years       by Director Held by Director**
----------------------     ----------- ------- ------------------------------- ----------- --------------------
NON-INTERESTED DIRECTORS
Lee Abraham                 Director    Since  Retired; Former Chairman and        9       Signet Group PLC
13732 LeHavre Drive                     1999   CEO of Associated
Frenchman's Creek                              Merchandising Corp. Former
Palm Beach Gardens,                            Director of Galey & Lord, Liz
FL 33410                                       Claiborne, R.G. Barry
Age 74                                         Corporation and eNote.Com Inc.

Allan J. Bloostein          Director    Since  President of Allan J. Bloostein     16      Taubman Centers Inc.
27 West 67th Street                     1999   Associates. Former Director of
Apt. 5FW                                       CVS Corporation
New York, NY 10023
Age 72

Jane F. Dasher              Director    Since  Controller of PBK Holdings Inc.     11              N/A
Korsant Partners                        1999
283 Greenwich Avenue,
3rd Floor
Greenwich, CT 06830
Age 52

Donald R. Foley             Director    Since  Retired                             9               N/A
3668 Freshwater Drive                   1982
Jupiter, FL 33477
Age 79

Richard E. Hanson, Jr.      Director    Since  Retired; Former Head of the New     9               N/A
2751 Vermont Route 140                  1999   Atlanta Jewish Community High
Poultney, VT 05764                             School
Age 60

Dr. Paul Hardin             Director    Since  Professor of Law and Chancellor     11              N/A
12083 Morehead                          1994   Emeritus at University of North
Chapel Hill, NC 27514-8426                     Carolina
Age 70

Roderick C. Rasmussen       Director    Since  Investment Counselor                9               N/A
9 Cadence Court                         1982
Morristown, NJ 07960
Age 75

                                          Term of                                    Number of
                                          Office+                                   Portfolios
                                            and                                       in Fund
                              Position(s) Length                                      Complex
                               Held with  of Time      Principal Occupation(s)       Overseen   Other Directorships
Name, Address, and Age           Fund     Served         During Past 5 Years        by Director Held by Director**
----------------------        ----------- ------- --------------------------------- ----------- --------------------

John P. Toolan                 Director    Since  Retired                               9       John Hancock Funds
7202 Southeast Golf Ridge Way              1992
Hobe Sound, FL 33455
Age 71

Heath B. McLendon*             Director/   Since  Managing Director of Salomon          78      SBFM, TIA, The
Salomon Smith Barney Inc.      Chairman/   1995   Smith Barney ("SSB"); President               Travelers Investment
125 Broad Street,                                 and Director of Smith Barney                  Management
9th Floor                                         Fund Management ("SBFM") and                  Company ("TIMCO"),
New York, NY 10004 Age 68                         Travelers Investment Adviser, Inc             Trustee Drew
                                                  ("TIA");                                      University, Advisory
                                                                                                Director M&T Bank

OFFICERS
                                                                Term of
                                                               Office +
                                     Position(s) Held with   and Length of        Principal Occupation(s)
Name, Address, and Age                       Fund             Time Served           During Past 5 Years
----------------------             ------------------------- ------------- --------------------------------------
Lewis E. Daidone                   Senior Vice President and     Since     Managing Director of SSB; Director and
Salomon Smith Barney               Treasurer                      1990     Senior Vice President of SBFM and TIA
125 Broad Street, 11th Floor
New York, NY 10004
Age 44

Irving David                       Controller                    Since     Director of SSB
Salomon Smith Barney                                              1994
125 Broad Street, 11th Floor
New York, NY 10004
Age 41

Kevin Kennedy                      Vice President and            Since     Portfolio Manager; Managing Director
Citigroup Asset Management         Investment Officer             2001     of) SSB
388 Greenwich Street
New York NY 10013
Age 48

Martin Hanley                      Vice President and            Since     Portfolio Manager; Director of SSB
Salomon Smith Barney               Investment Officer             1993
333 West 34th Street
New York, NY 10001
Age 36

Christina T. Sydor                 Secretary                     Since     Managing Director of SSB; General
Salomon Smith Barney                                              1987     Counsel and Secretary of SBFM and TIA
300 First Stamford Place 4th Floor
Stamford, CT 06902
Age 51

--------
 + Directors are elected until successors are appointed.
 * Mr. McLendon is an "interested person" as defined in the 1940 Act, because he is Managing Director of SBFM and a director and/or officer of affiliates of SBFM, the Fund's investment adviser.
** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

   The business affairs of each fund are managed by or under the direction of the Board of Directors.

   The Board has a standing Audit Committee comprised of all of the Independent Directors. The Audit Committee met one time during the funds' last fiscal year to review the internal and external accounting procedures of the funds and, among other things, to consider the selection of independent certified public accountants for the funds, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

   The Board also has a standing Governance Committee. All Independent Directors are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

   The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2001:

                                                    Aggregate Dollar Range of Equity
                                                 Securities in All Registered Investment
                        Dollar Range of Equity      Companies Overseen by Director in
   Name of Director    Securities in the Company     Family of Investment Companies
   ----------------    ------------------------- ---------------------------------------
Lee Abraham...........           None                             None
Allan J. Bloostein....           None                        Over $100,000
Jane F. Dasher........      $10,001-50,000                   $10,001-50,000
Donald R. Foley.......      $50,000-100,000                  Over $100,000
Richard E. Hanson, Jr.         $1-10,000                       $1-10,000
Paul Hardin...........           None                        Over $100,000
Heath B. McLendon.....           None                        Over $100,000
Roderick C. Rasmussen.           None                        $10,001-50,000
John P. Toolan........           None                        Over $100,000

   As of December 31, 2001 none of the Independent Directors, or his or her immediate family members, beneficially owned or of record any securities in the manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

   The following table shows the compensation paid by the Company and other Smith Barney Mutual Funds to each director during the Company's last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its directors and officers. Officers and interested directors of the Company are compensated by Salomon Smith Barney. Fees for directors who are not "interested persons" of the Company and who are directors of a group of funds sponsored by Salomon Smith Barney are set at $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these directors received $100 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. During the fiscal year ended December 31, 2001 such expenses totaled $13,080.50. Officers and interested directors of the Company are compensated by Salomon Smith Barney.

                              COMPENSATION TABLE

                                         Pension or                   Total Number of
                                         Retirement         Total     Funds for Which
                          Aggregate   Benefits Accrued  Compensation  Director Serves
                        Compensation  as Part of Fund's from Fund and     within
   Name of Director     from the Fund     Expenses      Fund Complex   Fund Complex
   ----------------     ------------- ----------------- ------------- ---------------
Lee Abraham............    $31,524           $0           $ 73,500           9
Allan J. Bloostein.....    $31,523           $0           $117,100          16
Jane Dasher............    $31,523           $0           $ 74,700          11
Donald R. Foley*.......    $20,335           $0           $ 49,900           9
Richard E. Hanson, Jr..    $31,523           $0           $ 73,800           9
Paul Hardin............    $31,523           $0           $110,800          11
Heath B. McLendon+.....    $     0           $0           $      0          78
Roderick C. Rasmussen**    $17,542           $0           $ 44,200           9
John P. Toolan***......    $     0           $0           $      0           9

--------
+ Mr. McLendon is an "interested person" as defined in the 1940 Act, because he is Managing Director of SBMF and a director and/or officer of affiliates of SBMF, the Fund's investment adviser.
  Designates a director who is an "interested person" of the Company.
* Pursuant to the Company's deferred compensation plan, the indicated directors have elected to defer the following amounts of their compensation from the
  Company: Donald R Foley: $10,065, Roderick C. Rasmussen: $6,990 and John P.
  Toolan: $31,523, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $21,600, Roderick C. Rasmussen: $15,000 and John P. Toolan: $74,100.
  Upon attainment of age 72 the Company's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Company's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Company's last fiscal year, aggregate compensation from the Company to Emeritus Directors totaled $0.

   On April 4, 2002 directors and officers owned, in the aggregate, less than 1% of the outstanding shares of each of the funds.

                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

   General. The Prospectus discusses each fund's investment objective and the policies each fund employs to achieve its objective. Each fund is an open-end, diversified management investment company under the 1940 Act. Each fund's investment manager is SBFM.

   The funds operate as money market funds, and utilize certain investment policies so that, to the extent reasonably possible, each fund's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis.

   Each fund's investments are limited to United States dollar-denominated instruments (and repurchase agreements thereon) that, at the time of acquisition (including any related credit enhancement features) have received a rating in one of the two highest categories (the highest category for Cash Portfolio) for short-term debt obligations from the "Requisite NRSROs", securities of issuers that have received such a rating with respect to other comparable securities, and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission ("SEC") are Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Inc.

   The following is a description of the types of money market instruments in which each fund may invest:

   U.S. government obligations (each fund). Obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds) or by its agencies and instrumentalities (such as the Government National Mortgage Association, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the U.S. Postal Service, the Federal Financing Bank and the Federal National Mortgage Association). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan Bank) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of the Student Loan Marketing Association) are supported only by the credit of the particular agency or instrumentality.

   Repurchase Agreements (each fund). Each fund may enter into repurchase agreements with respect to U.S. government securities and may engage in repurchase agreement transactions on portfolio securities, in each case with banks which are the issuers of instruments acceptable for purchase by the funds and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. The funds may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The funds would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the funds' portfolio manager. The portfolio manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the portfolio manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The portfolio manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the fund under the 1940 Act.

   The following are permitted investments for the Cash Portfolio and Retirement Portfolio; the Government Portfolio will invest only in U.S. Government obligations and repurchase agreements secured by those obligations.

   Commercial Paper and Other Short-term Obligations (Cash Portfolio and Retirement Portfolio). Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs. Short-term obligations also include mortgage-related or asset-backed debt or debt-like instruments, including pass-through certificates representing participation in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality ratings from NRSROs. Commercial paper and such other short-term obligations will be rated in the highest category for short-term debt obligations by the requisite NRSROs at the time of acquisition by a fund, or will be unrated securities determined to be comparable thereto.

   High Quality Corporate Obligations (Cash Portfolio and Retirement Portfolio). Obligations of corporations that are originally issued with a maturity of greater than 397 days and are: (1) rated as long-term debt obligations in the two highest rating categories (the highest for Cash Portfolio) by the requisite NRSROs and (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two highest rating categories for short-term debt obligations, or are otherwise comparable to short-term debt obligations having such a rating. Each fund will invest only in corporate obligations with remaining maturities of 13 months or less.

   Bank Obligations (Cash Portfolio and Retirement Portfolio). Obligations (including certificates of deposit, bankers' acceptances and fixed time deposits) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit in denominations greater than $100,000 that are purchased by a fund will not be fully insured. The Cash Portfolio and Retirement Portfolio each will not purchase a fixed time deposit with an ultimate maturity of more than six months, and will limit its investment in fixed time deposits maturing from two business to seven calendar days and/or any other investments deemed to be illiquid to 10% of its net assets.

   The Cash Portfolio and Retirement Portfolio each will maintain at least 25% of its total assets invested in obligations of domestic and foreign banks, subject to the above-mentioned size criteria. Each fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and in instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, the Cash Portfolio and Retirement Portfolio may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cayman Island, London, Nassau, Tokyo and Toronto.

   Municipal Obligations (Cash Portfolio and Retirement Portfolio). Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+ or A-1 or AA or better by S&P or MIG 2, VMIG 2 or Prime-1 or Aa or better by Moody's or, if not rated, are determined by the Manager to be of comparable quality. Cash Portfolio only invests in municipal obligations rated in the highest short-term rating category. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance a fund's yield. Each of Cash Portfolio and Retirement Portfolio will not invest more than 10% of its total assets in municipal obligations.

   Time Deposits (Cash Portfolio and Retirement Portfolio). Cash Portfolio and Retirement Portfolio may invest in fixed time deposits with an ultimate maturity of not more than six months. In addition, each of these funds currently intends to limit investment in fixed time deposits with a maturity of two business days or more, when combined with other illiquid assets of the fund, so that not more than 10% of its assets would be invested in all such illiquid instruments. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

   Asset-Backed Securities (Cash Portfolio and Retirement Portfolio). Cash Portfolio and Retirement Portfolio may invest in asset-backed securities arising through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

   The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. In periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.

   Illiquid and Restricted Securities (Cash Portfolio and Retirement Portfolio). Each fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A"). Each fund may also invest a portion of its assets in illiquid investments, which include repurchase agreements maturing in more than seven days. The Board of Directors may determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will monitor each fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The funds may also purchase restricted securities that are not registered under Rule 144A. The Articles of Incorporation of the Company permit the Board of Directors to establish additional funds of the Company from time to time. The investment restrictions applicable to any such additional fund would be established by the Board of Directors at the time such fund were established and may differ from those set forth above.

Other Investment Techniques

   The following pertains to each fund:

   Portfolio Turnover. Each fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, a fund may realize a gain or loss.

   Borrowing. Each fund may borrow money from banks for temporary or emergency purposes, including for the purpose of accommodating requests for the redemption of shares while effecting an orderly liquidation of portfolio securities, and not for leveraging purposes.

   Reverse Repurchase Agreements. The Government Portfolio may invest 33 1/3% of its total assets in reverse repurchase agreements and enter into reverse repurchase agreements with broker/dealers and other financial institutions including the funds' custodian. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." Such transactions are only advantageous if the Government Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the Manager believes it will be advantageous to the Government Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Government Portfolio's assets. The funds' custodian bank will maintain a separate account for the Government Portfolio with securities having a value equal to or greater than such commitments.

                                 RISK FACTORS

   Interest Rate Risk. General changes in interest rates result in increases or decreases in the market value of the obligations held by a fund (but do not affect the amortized cost valuations). The market value of the obligations held by each fund can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, each fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, each fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its investments, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur.

   Foreign Investments (Cash Portfolio and Retirement Portfolio). Investments in securities issued by foreign banks or foreign issuers present certain additional risks. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer. Cash Portfolio and Retirement Portfolio may invest in Eurodollar and Yankee obligations, which are certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. The risks of Eurodollar includes the possibility that a foreign government will not allow U.S. dollar-denominated assets to leave the foreign country and the possibility that adverse political or economic developments will affect investments in a foreign country.

               INVESTMENT RESTRICTIONS AND FUNDAMENTAL POLICIES

   The funds are subject to following restrictions and policies that are "fundamental," which means that they cannot be changed without approval by a vote of a majority of the outstanding voting securities of a fund affected by the change, as defined in the 1940 Act and in accordance with Rule 18f-2 thereunder (see "Voting Rights").

   Fundamental Policies--Each fund. Without the approval of a majority of its outstanding voting securities, no fund may:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder. (However, since each of the funds operates as money market fund under Rule 2a-7 under the Act, compliance with Rule 2a-7 is deemed to satisfy the diversification requirements otherwise applicable to diversified investment companies under the 1940 Act.)

      2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent each fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies).

   Additional Fundamental Policies--Cash Portfolio and Retirement
Portfolio.  In addition to the fundamental policies stated above for all funds:

      1. Neither Cash Portfolio nor Retirement Portfolio may invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities.

   Nonfundamental Policies. The funds are subject to the following restrictions and policies which are "non-fundamental" and which may be changed by the Company's Board of Directors without shareholder approval, subject to any applicable disclosure requirements. As a nonfundamental policy, no fund may:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Invest in securities of other investment companies except as may be acquired as part of a merger, consolidation, or acquisition of assets.

      3. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

      4.  Invest in oil and gas interests.

      5.  Invest in any company for the purpose of exercising control.

      6.  Write or purchase put or call options.

   All of the foregoing restrictions that are stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction. Notwithstanding any of the foregoing investment restrictions, each of the funds may invest up to 100% of its assets in U.S. Government Obligations.

                             COMPUTATION OF YIELD

   From time to time the Company may advertise the yield and effective yield of its funds. For Cash Portfolio and Government Portfolio, each fund may advertise the yield and effective yield of Class A, Class L and Class Y shares. These yield figures are based on historical earnings and are not intended to indicate future performance. The yield of a fund or a class refers to the net investment income generated by an investment in the fund or the class over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the fund or the class is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

   For the seven-day period ended December 31, 2001, the yield for the Cash Portfolio was 1.53% (the effective yield was 1.54%) for Class A shares, 1.49% (the effective yield was 1.50%) for Class L shares, and 1.48% (the effective yield was 1.49%) for Class Y shares, with an average dollar-weighted portfolio maturity of 46 days; the yield for the Government Portfolio was 1.51% (the effective yield was 1.52%) for the Class A shares, 1.50% (the effective yield was 1.51%) for Class L shares and 1.63% (the effective yield was 1.64%) for the Class Y shares with an average dollar-weighted maturity of 58 days; and the yield for the Retirement Portfolio was 1.34% (the effective yield was 1.35%) with an average dollar-weighted portfolio maturity of 44 days. The Company quotes current yield of each fund and class by dividing the net change in the value of a hypothetical preexisting account having a balance of one share at the beginning of a recent seven-day base period by the value of the account at the beginning of the base period and multiplying this base period return by 365/7. Net change in account value is the value of additional shares purchased with dividends from original shares and dividends declared on both original shares and any additional shares, but does not include any changes in unrealized appreciation or depreciation. In addition, for each fund and class the Company may from time to time quote effective yield figures assuming the compounding of dividends. The effective yield will be slightly higher than the yield because of the compounding effect. The Company also quotes for each fund and class the average dollar-weighted portfolio maturity for the corresponding seven-day period.

   Although principal is not insured and there can be no assurance that a $1.00 per share net asset value will be maintained, it is not expected that the net asset value of any fund's shares will fluctuate because the Company uses the amortized cost method of valuation. (See "Valuation of Shares and Amortized Cost Valuation.") Investors should bear in mind that yield is a function of the type, quality and maturity of the instruments in a fund and the fund's operating expenses. While current yield information may be useful, investors should realize that each fund's current yield will fluctuate, is not necessarily representative of future results and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time.

               VALUATION OF SHARES AND AMORTIZED COST VALUATION

   The net asset value per share of each fund is determined as of 12 Noon Eastern time on each day that the New York Stock Exchange ("NYSE") is open by dividing the fund's net assets attributable to each class (i.e., the value of its assets less liabilities) by the total number of shares of the class outstanding. Each fund may also determine net asset value per share on days when the NYSE is not open, but when the settlement of securities may otherwise occur. As noted above, each fund employs the amortized cost method of valuing portfolio securities and seeks to continue to maintain a constant net asset value of $1.00 per share.

   The Prospectus states that net asset value will be determined on any day the NYSE is open and that the net asset value may be determined on any day that the settlement of securities otherwise occurs. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

   The Company uses the "amortized cost method" for valuing portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method of valuation of each fund's portfolio securities involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount from or premium to the stated principal amount of the security, regardless of the impact of fluctuating interest rates on its market value. The market value of portfolio securities will fluctuate on the basis of the creditworthiness of the issuers of such securities and with changes in interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yields to investors in a fund may differ somewhat from that obtained in a similar fund that uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the funds would be able to obtain a somewhat higher (lower) yield than would result from investment in such similar company, and existing investors would receive less (more) investment income.

   The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of the funds' shares will remain at $1.00; however, shareholders should be aware that despite procedures that will be followed to have a stabilized price, including maintaining a maximum dollar-weighted average portfolio maturity of 90 days and investing in securities with remaining maturities of only 13 months or less, there is no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause the fund's price per share to change from $1.00.

                   IRA AND OTHER PROTOTYPE RETIREMENT PLANS

   Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the Company or Salomon Smith Barney; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension-IRA

   The Small Business Job Protection Act of 1996 changed the eligibility requirements for participants in Individual Retirement Accounts ("IRAs"). Under these new provisions, if you or your spouse have earned income, each of you may establish an IRA and make maximum annual contributions equal to the lesser of earned income or $2,000. As a result of this legislation, married couples where one spouse is non-working may now contribute a total of $4,000 annually to their IRAs.

   The Taxpayer Relief Act of 1997 has changed the requirements for determining whether or not you are eligible to make a deductible IRA contribution. Under the new rules effective January 1, 1998, if you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI"). For married couples filing jointly for 1998, a full deduction is permitted if your combined AGI is $50,000 or less ($30,000 for unmarried individuals); a partial deduction will be allowed when AGI is between $50,000-$60,000 ($30,000-$40,000 for an unmarried individual); and no deduction when AGI is above $60,000 ($40,000 for an unmarried individual). However, if you are married and your spouse is covered by a employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $150,000 or less. A partial deduction is permitted if your combined AGI is between $150,000-$160,000, and no deduction is permitted after $160,000.

   The rules applicable to so-called "Roth IRAs" differ from those described above.

   A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

   An employer who has established a Simplified Employee Pension-IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual contribution to each participant's account of 15% (up to $25,500) of each participant's compensation. Compensation is capped at $170,000 for 1999.

Paired Defined Contribution Prototype

   Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the Company through the Smith Barney Prototype Paired Defined Contribution Plan (the "Prototype"). The Prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The Prototype provides for a maximum annual tax deductible contribution on behalf of each Participant of up to 25% of compensation, but not to exceed $30,000 (provided that a money purchase pension plan or both a profit-sharing plan and a money purchase pension plan are adopted thereunder).

                              PURCHASE OF SHARES

   Cash Portfolio and Government Portfolio. The minimum initial investment for Class A is $1,000 for each Cash Portfolio and Government Portfolio account and the minimum subsequent investment is $50, except for purchases through (a) IRAs and Self-Employed Retirement Plans, for which the minimum initial and subsequent investments are $250 and $50, respectively, and (b) retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for which the minimum initial and subsequent investments are $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, and Directors or Trustees of any Citigroup-affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children. The minimum initial investment for Class Y is $15,000,000 for each Cash Portfolio and Government Portfolio account (except for purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount) and the minimum subsequent investment is $50. In addition, Class Z shares of the Cash Portfolio, which are offered pursuant to a separate prospectus, are offered exclusively to tax-exempt employee benefit and retirement plans of Salomon Smith Barney and its affiliates.

   Class A and Class Y shares of the Cash Portfolio and Government Portfolio are available for purchase directly by investors. Class L shares of the Cash Portfolio and Government Portfolio are available for purchase only by Participating Plans (as defined under "Purchase of Shares--Salomon Smith Barney Retirement Programs") opened prior to June 21, 1996, either directly or as part of an exchange privilege transaction with certain other funds distributed by Salomon Smith Barney. Class L shares of the Government Portfolio that represent previously issued "Class B" shares may only be redeemed or exchanged out of the fund.

   Retirement Portfolio. Shares of the Retirement Portfolio are offered exclusively to retirement plans under Sections 401 and 408 of the Code. To purchase these shares, a brokerage account for your retirement plan must be established with Salomon Smith Barney upon completion of an account application available from your Service Agent. Salomon Smith Barney has advised the fund that the minimum initial purchase is $200 for each Retirement Portfolio account, and subsequent investments may be $1.00 or more. Salomon Smith Barney also has advised the fund that on each business day it will automatically invest all good funds of $1.00 or more in the brokerage account in full shares of the Retirement Portfolio, and there is no charge for this service.

   Each fund's shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A purchase order becomes effective, and income dividends begin to accrue, when the fund, Salomon Smith Barney or an Introducing Broker receives, or converts the purchase amount into, Federal funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank). When orders for the purchase of fund shares are paid for in Federal funds which is required if shares are purchased through PFPC Global Fund Services ("PFPC" or the applicable "sub-transfer agent" with regard to Salmon Smith Barney accounts), or are placed by an investor with sufficient Federal funds or cash balance in the investor's brokerage account with Salomon Smith Barney or the Introducing Broker, the order becomes effective on the day of receipt if received prior to 12 noon, Eastern time, on any day the Fund calculates its net asset value. See "Valuation of Shares." Purchase orders received after 12 noon on any business day are effective as of the next time the net asset value is determined. When orders for the purchase of fund shares are paid for other than in Federal funds, Salomon Smith Barney or the Introducing Broker, acting on behalf of the investor, will complete the conversion into, or itself advance, Federal funds, and the order will become effective on the day following its receipt by the fund, Salomon Smith Barney or the Introducing Broker.

   Salomon Smith Barney Retirement Programs. You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The Cash Portfolio and Government Portfolio each offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

   For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares. Class A shares may be purchased by plans investing at least $1 million.

   Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program 5 years.

   If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

   For more information, call your Service Agent or the transfer agent.

   Retirement Programs Opened On or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Salomon Smith Barney Retirement Programs, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

   Any participating plan in the Salomon Smith Barney Retirement Programs, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Salomon Smith Barney Retirement Programs. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   Participating plans wishing to acquire shares of the fund through the Salomon Smith Barney Retirement Programs must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Service Agent.

   Letter of Intent--Class Y Shares. A Letter of Intent may be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y Shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased during such period will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent, or Citi Fiduciary Trust Company (the "Transfer Agent") for further information.

                             REDEMPTION OF SHARES

   Shareholders may redeem their shares without charge on any day a fund calculates its net asset value. See "Valuation of Shares and Amortized Cost Valuation." Redemption requests received in proper form before 12 Noon, Eastern time, are priced at the net asset value as next determined on that day. Redemption requests received after 12 Noon, Eastern time, are priced at the net asset value next determined. Redemption requests must be made through a Service Agent or for PFS accounts through Primerica Shareholders Services ("PMSS"), through whom the shares were purchased, except that shareholders who purchased shares of the fund from PFPC or PMSS may also redeem shares directly through PFPC or PMSS. A shareholder desiring to redeem shares represented by certificates also must present the certificates to a Service Agent, or PFPC or PMSS endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until the certificates are received by PFPC or PMSS in proper form.

   Each fund normally transmits redemption proceeds on the business day following receipt of a redemption request but, in any event, payment will be made within three days thereafter, exclusive of days on which the NYSE is closed and the settlement of securities does not otherwise occur, or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. A shareholder who pays for fund shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to ten days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with Federal funds, by bank wire or with a certified or cashier's check.

   Fund shareholders who purchase securities through a Service Agent may take advantage of special redemption procedures under which Class A shares of the fund will be redeemed automatically to the extent necessary to satisfy debit balances arising in the shareholder's account with a Service Agent. One example of how an automatic redemption may occur involves the purchase of securities. If a shareholder purchases securities but does not pay for them by the settlement date, the number of fund shares necessary to cover the debit will be redeemed automatically as of the settlement date, which usually occurs three business days after the trade date. Class A shares that are subject to a deferred sales charge (see "Redemption of Shares--Deferred Sales Charge") are not eligible for such automatic redemption and will only be redeemed upon specific request. If the shareholder does not request redemption of such shares, the shareholder's account with a Service Agent may be margined to satisfy debit balances if sufficient fund shares that are not subject to any applicable deferred sales charge are unavailable. No fee is currently charged with respect to these automatic transactions. Shareholders not wishing to participate in these arrangements should notify their Service Agent.

   A written redemption request must (a) state the class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC or PFSSS together with the redemption request. Any signature appearing on a written redemption request in excess of $50,000, share certificate or stock power must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

   Telephone Redemption and Exchange Program. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)

   Redemptions. Redemption requests of up to $50,000 of any class or classes of a fund's shares may be made by eligible shareholders by calling the Transfer Agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. See "Exchange Privilege" for more information.

   Additional information regarding Telephone Redemption and Exchange
Program. Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

  Deferred Sales Charge--Cash Portfolio and Government Portfolio

   Class A shares of the Cash Portfolio and Government Portfolio and Class L shares of the Government Portfolio that represent previously issued "Class B" shares acquired as part of an exchange privilege transaction, which were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a deferred sales charge, continue to be subject to any applicable deferred sales charge of the original fund. Therefore, such Class A and Class L shares that are redeemed within 12 months of the date of purchase of the original fund may be subject to a deferred sales charge of 1.00%. The amount of any deferred sales charge will be paid to and retained by Salomon Smith Barney. The deferred sales charge will be assessed based on an amount equal to the account value at the time of redemption, and will not be imposed on increases in value above the initial purchase price in the original fund. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestments of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Class A and Class L shares have been held will be calculated from the date that the shares were initially acquired in one of the other Smith Barney Mutual Funds, and the amount of shares being redeemed will be considered to represent, as applicable, the value of capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain (if any) or increase the loss (if any), as the case may be, on redemption.

   The deferred sales charge on Class A and Class L shares, if any, will be waived on (a) exchanges (see "Exchange Privilege" below); (b) redemptions of shares within twelve months following the death or disability of the shareholder; (c) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of a Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

   For information concerning the deferred sales charge applicable to Class A and Class L shares acquired through the Salomon Smith Barney Retirement Programs, see "Purchase of Shares."

                                 PFS ACCOUNTS

   Initial purchases of the Cash Portfolio--Class A shares must be made through a PFS Investments Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to PSS. In processing applications and investments. Travelers Bank & Trust, fsb, the Transfer Agent acts as agent for the investor and for PFS Investments and also as agent for the Distributor, in accordance with the Terms of the Prospectus. If the Transfer Agent ceases to act as such, a successor company named by the Company will act in the same capacity so long as the accounts remains open.

   Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. A shareholder will be charged a $25 service fee for wire transfers and a nominal service fee for transfers made directly to the shareholders bank by the Automated Clearinghouse
(ACH). PMSS will process and mail usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two day air express for a $8 fee that will be deducted from the shareholders account or by one day express for a $15 fee that will be deducted from the shareholder's account.

   Shares purchased will be held in the shareholder's account by the PMSS. Share certificates are issued only upon a shareholder's written request to PMSS. A shareholder holding shares for which certificates have not been issued may appoint the Fund's PMSS as agent and request, on the application form, special forms of drafts payable through Fidelity National Bank. PMSS issues these drafts on behalf of the Cash Portfolio in books of twenty drafts for which there is a charge by PFS of $7.50 per book. A shareholder who has insufficient funds to complete any purchase, including those for Systematic Investment Plans, will be charged a fee of up to $30 per returned purchase by PFS or PMSS. Additionally, PFS Distributors, Inc. pays to PFS Investments a promotional fee calculated as a percentage of the sales charge reallowed to PFS. The percentage used in the calculation is 3%.

   An Account Transcript is available at a shareholder's request which identifies every financial transaction in an account since it was opened. To defray administrative expenses involved with providing multiple years worth of information, there is a $15 charge for each Account Transcript requested. Additional copies of tax forms are available at the shareholder's request. A fee of $10 for each tax form will be assessed.

   Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact PMSS at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $50,000. By requesting a purchase by telephone, you authorize PMSS to transfer funds from the bank account provided for the amount of the purchase. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by PFS or PMSS. A shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of up to $30 by PFS or PMSS. Subsequent investments by telephone may not be available if the shareholder cannot reach PMSS whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

                              EXCHANGE PRIVILEGE

   Except as otherwise noted below, shares of each class may be exchanged for shares of the same class in any of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A and Class L shares are subject to minimum investment requirements and all shares are subject to other terms or requirements of the fund into which exchanges are made and a sales charge may apply.

   Class A Exchanges. Class A shares of each fund will be subject to the applicable sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge.

   Class Y Exchanges. Class Y shareholders of a fund who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the funds identified above may do so without imposition of any charge.

   Additional Information Regarding Exchanges. The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the funds and its shareholders. Accordingly, if the Funds' management in its sole discretion determines that an investor is engaged in excessive trading, the funds, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The funds may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the funds will take no other action with respect to the shares until it receives further instructions from the investor. The funds' policy on excessive trading applies to investors who invest in the funds directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the funds may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

                                     TAXES

   The following is a general summary of selected federal income tax considerations that may affect the funds and their shareholders. In addition to the considerations described below, there may be other federal, state, local, or foreign tax applications to consider. The summary does not address all of the federal income tax consequences potentially applicable to the funds, or to all categories of investors, some of which may be subject to special tax rules. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in a fund.

   Dividends and Automatic Reinvestment. Net investment income includes interest accrued and discount earned and all short term realized gains and losses on portfolio securities and is less premium amortized and expenses accrued. If a shareholder redeems in full an account between payment days, all dividends declared up to and including the date of liquidation will be paid with the proceeds from the redemption of shares. The per share dividends of Class A and Class L shares of the Cash Portfolio and the Government Portfolio may be less than the per share dividends of Class Y shares of each such Portfolio principally as a result of the service fee applicable to Class A and Class L shares. Long-term capital gains, if any, will be in the same per share amount for each class and will be distributed annually.

   Each fund has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code by complying with certain requirements regarding the sources and distribution of its income and the diversification of its assets. As a regulated investment company, each fund will not be subject to federal income taxes to the extent that it distributes its investment company taxable income and net capital gains, if any, in accordance with the Code's timing and other requirements. For federal income tax purposes, dividends and capital gains distributions, if any, whether in shares or cash, are taxable to shareholders of each fund that are not tax-exempt or tax deferred retirement plans, accounts or entities. Each fund anticipates that all or substantially all of its distributions will be taxable as ordinary income under the Code. Under the Code, no portion of a fund's distributions will be eligible for the dividends received deduction for corporations.

   Dividends and other distributions by the funds are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividends or other distributions declared by a fund in October, November or December and made payable to shareholders of record in such a month would be treated under the Code as if received by shareholders on December 31 of the year in which they are declared if they are paid in the following January.

   Dividends to shareholders who are nonresident aliens or foreign entities may be subject to nonresident withholding (which differs from the backup withholding described in the Prospectus) of federal income tax at a maximum rate of 30%, subject to possible reduction under an applicable income tax treaty (if any). Other distributions to these shareholders may be subject to backup withholding unless their foreign status is properly certified in the manner required under the Code. Nonresident aliens and foreign entities should consult their own tax advisers regarding these and other possible tax consequences of investing in the funds.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

   Manager. SBFM manages the day to day operations of each fund pursuant to management agreements entered into by the Company on behalf of each fund. Under the management agreements, the Manager offers each fund advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects of the business and affairs of each fund. It also furnishes each fund with executive and other personnel; management, bookkeeping, accounting and administrative services; office space and equipment; and the services of the officers and employees of the funds. SBFM is a subsidiary of Salomon Smith Barney Holdings, Inc., which is a subsidiary of Citigroup, a publicly owned financial services company. SBFM is an investment manager to investment companies that had assets under management as of March 31, 2002 in excess of $161 billion.

   For the years 1999, 2000 and 2001, the funds paid management fees as shown below:

   Fund                                           Management Fee
   ----                               --------------------------------------
                                          1999         2000         2001
                                      ------------ ------------ ------------
   Cash Portfolio.................... $166,564,956 $193,310,073 $159,076,536
   Government Portfolio..............   22,847,469   23,567,106 $ 21,124,677
   Retirement Portfolio*.............    7,196,326    7,602,080 $  5,842,660

--------
* For the years ended December 31, 1999, the manager waived $271,460 of its management fees for the Retirement Portfolio.

   The respective funds' management agreements, which were approved by their shareholders on September 16, 1994 and became effective on November 21, 1994, and, most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company or SBFM on June 29, 2001, provide for daily compensation of the Manager at the following annual rates:

                                                                       Management Fee as a
                                                                      Percentage of Average
Fund                                     Fund Asset Breakpoints         Daily Net Assets
----                               ---------------------------------- ---------------------
Cash Portfolio.................... First $6 billion                            0.45%
                                   Over $6 billion up to $12 billion          0.425%
                                   Over $12 billion up to $18 billion          0.40%
                                   Over $18 billion                            0.35%

Government Portfolio.............. First $2.5 billion                          0.45%
                                   Over $2.5 billion up to $5 billion          0.40%
                                   Over $5 billion                             0.35%

Retirement Portfolio.............. First $1 billion                            0.45%
                                   Over $1 billion up to $2 billion            0.40%
                                   Over $2 billion                             0.35%

   Each fund's management agreement further provides that all other expenses not specifically assumed by the Manager under the agreement are borne by the Company. Expenses payable by the Company include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books, performing portfolio valuations, and for rendering other services to the Company) and shareholder servicing agents, filing fees and expenses relating to the registration and qualification of the Company's shares under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the Company's registration statements and prospectuses), expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, out-of-pocket expenses of directors and fees of directors who are not "interested persons" as defined in the 1940 Act, fees of auditors and legal counsel, interest, taxes, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, and all other costs incident to the Company's corporate existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to the relevant fund; general corporate expenses of the Company are allocated among all the funds on the basis of relative net assets. No sales or promotion expenses are incurred by the Fund, but expenses incurred in complying with laws regulating the issue or sale of the Company's shares are not deemed sales or promotion expenses.

   The Manager has agreed that if in any fiscal year the total expenses of any fund, exclusive of taxes, brokerage, interest and extraordinary expenses, exceed 0.70% of the average daily net assets for that fiscal year of the fund, the Manager will reduce its fee to the extent of such excess, or reimburse any such excess amount to the relevant fund. The 0.70% voluntary expense limitation shall be in effect until it is terminated by 14 days' written notice to shareholders and by supplement to the then current prospectus.

   Each fund's management agreement will continue in effect if specifically approved annually by a majority of the directors of the Company, including a majority of the directors who are not parties to such contract or "interested persons" of any such parry. Each agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment. It may be amended or modified only if approved by vote of the holders of "a majority of the outstanding voting securities" of such fund as defined in the 1940 Act and rules thereunder which is discussed below under "Voting Rights."

   Each agreement provides that the Manager is not liable for any act or omission in the course of or in connection with rendering services under the agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

   The term "Smith Barney" in the title of the Company has been adopted by permission of Salomon Smith Barney and is subject to the right of Salomon Smith Barney to elect that the Company stop using the term in any form or combination of its name.

   Distributor. Effective June 5, 2000, Salomon Smith Barney, located at 388 Greenwich Street, New York, New York 10013 and Primerica Shareholder Services serve as the funds' co-distributors pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was approved by the Company's board of directors, including a majority of the independent directors, on March 15, 2000. Prior to and up to June 5, 2000, CFBDS, Inc. served as the funds' distributor.

   To compensate Salomon Smith Barney and PFS Distributors, Inc. ("PFS") for the service they provide and for the expense they bear under the Distribution Agreement, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.10% of the value of the fund's average daily net assets attributable to the Class A and Class L shares. The fund also pays PFS a service fee of 0.10% for each Class A share held in accounts attributable to PFS.

   The following Plan fees were incurred during the fiscal years indicated:

                                          Class A
                 -          -----------------------------------
                 Portfolio     1999        2000        2001
                 ---------  ----------- ----------- -----------
                 Cash...... $43,553,768 $51,151,942 $41,084,796
                 Government   5,438,940   5,636,273   5,019,811
                 Retirement   1,697,506   1,775,178   1,382,102

                                          Class L
                            -----------------------------------
                 Portfolio     1999        2000        2001
                 ---------  ----------- ----------- -----------
                 Cash...... $       446 $       265 $       283
                 Government         160         119         129

   Brokerage. The Manager places orders for the purchase and sale of securities for the funds of the Company. All of the portfolio transactions have been principal transactions with major dealers in money market instruments, on which no brokerage commissions are paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. No portfolio transactions are handled by Salomon Smith Barney.

   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the funds, their investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   A copy of the funds' Code of Ethics is on file with the Securities and Exchange Commission.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

   The Company, an open-end, diversified management investment company, was incorporated under Maryland law on May 28, 1974. The Company currently has outstanding three series of shares, representing shares in separate funds--the Cash Portfolio, the Government Portfolio and the Retirement Portfolio--and the Company's Board of Directors may authorize the creation of additional series of shares. Each share of a fund or class represents an equal proportionate interest in the net assets of that fund or class with each other share of the same fund or class and is entitled to such dividends and distributions out of the net income of that fund or class as are declared in the discretion of the Board. Shareholders are entitled to one vote for each share held and will vote in the aggregate and not by fund or class except as otherwise required by the 1940 Act or Maryland law. In the event of the liquidation or dissolution of a fund or of the Company, shares of a fund are entitled to receive the assets belonging to that fund and a proportionate distribution of any general assets not belonging to any particular fund that are available for distribution based upon the relative net assets of the respective funds.

                                 VOTING RIGHTS

   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Company. At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the Company have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

   Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by "vote of a majority of the outstanding voting securities" (as defined below) of each fund or class affected by the matter. Rule 18f-2 further provides that a fund or class shall be deemed to be affected by a matter unless it is clear that the interests of each fund or class in a matter are identical or that the matter does not affect any interest of the fund or class. Under the rule the approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding voting securities of the fund affected by the matter. The rule, however, also provides that the ratification of independent public accountants, the election of directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to fund.

   As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected fund or class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected fund or class) are represented at the meeting in person or by proxy.

   As of April 3, 2002 to the knowledge of the fund and the board of directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned of record more than 5% of the outstanding shares of any Class of a fund with the exception of the following:

          Name & Address                          Shares Held Percent
          --------------                          ----------- -------
          Retirement Portfolio
          Class A
          Smith Barney Multi Choice Trust........ 100,729,641  11.20%
          Smith Barney Corporate Trust Co
          Two Tower Center
          P.O. Box 1063
          East Brunswick, NJ 08816-1063

          Cash Portfolio
          Class Y
          Byrd Co................................  27,426,636  44.07%
          First Union Natl Bank and TA
          Taxable Acct--Att: Diane Pilegg
          Mutual Funds Dvd Proc PA4905
          530 Walnut Street
          Philadelphia, PA 19106-3619

          Byrd Co................................  10,565,698  16.97%
          First Union Natl Bank and TA
          Taxable Acct--Att: Diane Pilegg
          Mutual Funds Dvd Proc PA4905
          530 Walnut Street
          Philadelphia, PA 19106-3619

          Randolph McCormick, Sr.................   6,131,115   9.85%
          Broussard Roche Lewis And Breaux, CPA's
          994 E. Prudhomme Street
          Opelousas, LA 70570-8239

          Smith Barney...........................   4,776,291   7.67%
          Scholar's Choice Portfolio Six
          State Street Bank
          Attn: James Casey
          61 Broadway
          New York NY 10006-2701

          Smith Barney...........................   3,496,888   5.61%
          Scholar's Choice Portfolio Five
          State Street Bank
          Attn: James Casey
          61 Broadway
          New York NY 10006-2701

               Name & Address                 Shares Held Percent
               --------------                 ----------- -------

               Class L
               SB Corp Trust Cust............     111,904  37.50%
               FBO Daniel D. Whitaker SEP/IRA
               715 South Oregon Avenue
               Tampa, FL 33606

               Frontier Trust Company TTEE...      83,518  27.99%
               HB Machine/Medtek
               401 K Profit Sharing Plan
               P.O. Box 87687
               Phoenix, AZ 85080-7687

               Frontier Trust Company TTEE...      68,385  22.91%
               Deer Bearing Company Union
               Employees Money Purchase Plan
               2200 Norman Drive South
               Waukegan, IL 60085

               Class Z
               State Street Bank & Trust Cust 395,728,662  99.99%
               FBO Citigroup 401K Plan
               105 Rosemont Avenue
               Westwood, MA 02090-2318

               Government Portfolio
               Class L
               Frontier Trust Company as TTEE      80,608  66.01%
               Southern Floral Company
               P.O. Box 1313
               Houston, TX 77251-1313

               Terry Donofrio................      26,934  22.05%
               SSB IRA Custodian
               21 Glenair Avenue
               Waldwick, NJ 07463-1214

               Walker Harris MD..............       6,994   5.72%
               SSB IRA Rollover Custodian
               2860 Cromwell Drive
               Columbus, GA 31906-1219

   Custodian. State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110 serves as custodian of the funds' investments.

   Transfer and Dividend Disbursing Agent and Sub-Transfer Agents. Travelers Bank & Trust, fsb, (formerly known as Citi Fiduciary Trust Company), located at 125 Broad Street, New York, New York 10004 serves as the Company's transfer, dividend disbursing and shareholder services agent. PFPC Global Fund Services, P.O. Box 9699, Providence, Rhode Island 02940-9699 serves as the Company's sub-transfer agent to render certain shareholder record keeping and accounting services functions. PrimericaPFS Shareholder Services serves as the sub-transfer agent for PFS Accounts. Primerica Shareholder Services is located at 3100 Breckinridge Boulevard, Building 200, Duluth, Georgia 30099.

   Independent Auditors. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors for each fund for its fiscal year ending December 31, 2002 to examine and report on each fund's financial statements and financial highlights.

   Annual and Semi-Annual Reports. The Company sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by each fund at the end of the period covered. In an effort to reduce the funds' printing and mailing costs, the funds plans to consolidate the mailing of their semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

   Minimum Account Size. The Company reserves the right to redeem involuntarily any shareholder's account in Cash Portfolio or Government Portfolio if the aggregate net asset value of the shares held in the account in either fund is less than $500 ($250 for IRA accounts), and to redeem involuntarily any shareholder's account in Retirement Portfolio if the aggregate net asset value of the shares held in the account is less than $100. With respect to Cash Portfolio and Government Portfolio, any applicable deferred sales charge will be deducted from the proceeds of this redemption. (If a shareholder has more than one account in these funds, each account must satisfy the minimum account size.) Before the Board of Directors of the Company elects to exercise such right, shareholders will receive prior written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary redemption.

                               OTHER INFORMATION

   Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offer more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer five "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

      Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Index Series--funds that track the market

      Our Index funds are designed to provide investment results that track, as closely as possible, the performance of a stock or bond market index. This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of trying to outperform a market or segment, a portfolio manager looks to an index to determine which securities the fund should own.

   Premier Selections Series--our best ideas, concentrated funds

      We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

      Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

      Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                             FINANCIAL STATEMENTS

   The Company's Annual Report for the fiscal year ended December 31, 2001 is incorporated herein by reference in its entirety. The Annual Report was filed on March 4, 2002, accession number 0000950130-02-001293 .

                        APPENDIX A--SECURITIES RATINGS

                           BOND (AND NOTES) RATINGS

Moody's Investors Service, Inc.

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Rating Group

   AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is extremely strong under a variety of economic and underwriting conditions.

   AA--Debt rated AA is an excellent financial instrument. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

   Plus (+) or Minus (-): The rating of "AA" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

   L--The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

   +--Continuance of the rating is contingent upon S&Ps receipt of closing documentation confirming investments and cash flow.

   *--Continuance of the rating is contingent upon S&Ps receipt of an executed copy of the escrow agreement.

Fitch Inc.

   AAA--Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

   AA--Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

                           COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

   Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderated reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage rations, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch Inc.

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

   Fitch's short-term ratings are as follows:

   F1+--Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The "+" denotes an exceptionally strong credit feature.

   F1--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

   F2--Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                                      A-2